Exhibit 10.14

EXECUTION VERSION

FIRST AMENDMENT

TO TERM LOAN CREDIT AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT, dated as of September 11, 2019 (this “Amendment”), relating to the Credit Agreement referred to below, is made by and among PROFRAC SERVICES, LLC (the “Borrower”), ProFrac Holdings, LLC (“Holdings”), PROFRAC MANUFACTURING, LLC (“Manufacturing”) and the Lenders party hereto (as defined below) constituting at least the Required Lenders.

RECITALS

WHEREAS, the Borrower, Holdings, Manufacturing, the other Obligors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and Barclays Bank PLC, as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns, the “Agent”) and as collateral agent for the Lenders (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”) have entered into the Term Loan Credit Agreement, dated as of September 7, 2018 (as amended, restated, supplemented or otherwise modified from time to time prior to the effectiveness of this Amendment, the “Existing Credit Agreement”; and the Existing Credit Agreement as amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time after the effectiveness of this Amendment, the “Credit Agreement”; capitalized terms not otherwise defined herein having the meanings ascribed to them in the Credit Agreement); and

WHEREAS, the Borrower has requested certain amendments to the Existing Credit Agreement on the terms set forth herein, and, in accordance with Section 12.1 of the Existing Credit Agreement, the Existing Credit Agreement may be amended, supplemented, waived or modified in writing signed by the Required Lenders and the Obligors.

NOW THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby covenant and agree as follows:

SECTION 1. Amendments to the Existing Credit Agreement. Effective as of the First Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:

(a) Section 4.3(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

Excess Cash Flow. Commencing with the calendar quarter ending December 31, 2018, not later than ten (10) Business Days after the date on which financial statements are required to be delivered pursuant to Section 6.2(a) or (b), as the case may be (the “Excess Cash Flow Application Date”), for each Excess Cash Flow Period, the Borrower shall prepay (or cause to be prepaid), in accordance with Section 4.3(e), Term Loans with a principal amount equal to the Applicable ECF Percentage; provided that, notwithstanding the foregoing, for each of the Excess Cash Flow Periods ending December 31, 2018 and March 31, 2019, (i) the Excess Cash Flow Application Date shall be not later than February 15, 2019 and May 15, 2019, respectively, and (ii) the amount prepaid or caused to be prepaid by the Borrower pursuant to this Section 4.3(a) shall not be less than $5,000,000; provided further that, notwithstanding the foregoing, for the Excess Cash Flow Period ending September 30, 2019, the amount prepaid or caused to be prepaid by the Borrower pursuant to this Section 4.3(a) shall not be less than $10,000,000. If following delivery of the audited financial statements of Holdings for any Fiscal Year pursuant to Section 6.2(a), such audited financial statements show that the Applicable ECF Percentage for such Fiscal Year was greater than the Applicable ECF Percentage calculated for such Fiscal Year based upon the unaudited quarterly financial statements delivered to the Agent and the Lenders pursuant to Section 6.2(b) (the amount of such discrepancy, the “ECF True-up Amount”), then the Borrower shall prepay the outstanding principal amount of the Term Loans in accordance with Section 4.3(e) in an amount equal to the ECF True-up Amount within 3 Business Days after delivery of such audited financial statements to the Agent and the Lenders pursuant to Section 6.2(a).

(b) Section 8.20 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

Financial Covenant. Holdings and its Restricted Subsidiaries, on a consolidated basis, shall not permit the Total Net Leverage Ratio on the last day of any Test Period to exceed the ratio set forth below opposite the last day of such Test Period:

Test Period End Date	Maximum Total Net Leverage Ratio
Fiscal Quarters ended September 30, 2018 through and including December 31, 2018	2.00:1.00

Fiscal Quarters ended March 31, 2019 through and including June 30, 2019	1.75:1.00

Fiscal Quarter ended September 30, 2019	2.25:1.00

Fiscal Quarters ended December 31, 2019 and thereafter	1.50:1.00

(c) the Existing Credit Agreement is hereby amended by adding the following Section 14.22 immediately following the end of Section 14.21 of the Existing Credit Agreement:

Section 14.22 Acknowledgement Regarding Any Supported QFCs.

To the extent that the Loan Documents provide support, through a guarantee or otherwise, for hedge agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b) As used in this Section 14.22, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

SECTION 2. Conditions to Effectiveness. This Amendment shall become effective on the first date (such date, the “First Amendment Effective Date”) when, and only when, each of the conditions set forth below shall have been satisfied in accordance with the terms herein:

(a) the Agent shall have received duly executed counterparts of this Amendment by the Borrower, Holdings, Manufacturing and the Required Lenders;

(b) the Agent shall have received, for the benefit of each Lender that has executed and delivered a counterpart of this Amendment as provided in Section 2(a) above, a consent fee in an amount equal to 0.10% of the sum of the aggregate principal amount of Loans of such Lender outstanding on the First Amendment Effective Date immediately prior to giving effect to this Amendment;

(c) the Agent, the Collateral Agent and the Lenders party hereto shall have received all other fees and amounts due and payable on or prior to the First Amendment Effective Date, including reimbursement or payment of all reasonable and documented or invoiced out-of-pocket costs and expenses associated with this Amendment, such costs and expenses to be limited in the case of legal costs and expenses to the Attorney Costs;

(d) the representations and warranties set forth in this Amendment or any other Loan Document shall be true and correct in all material respects (and any representation and warranty that is qualified as to materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;

(e) No Default or Event of Default shall have occurred and be continuing or shall result, in each case, after giving effect to this Amendment; and

(f) the Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (d) and (e) of this Section 2;

SECTION 3. Representations and Warranties of the Obligors. To induce the Agent and Lenders party hereto to enter into this Amendment, each of the Borrower, Holdings and Manufacturing hereby represent and warrant to the Agent and each Lender that:

(a) each of the Borrower, Holdings and Manufacturing has the power and authority to execute, deliver and perform this Amendment. Each of the Borrower, Holdings and Manufacturing has taken all necessary corporate or limited liability action to authorize the execution, delivery and performance, as applicable, of this Amendment. This Amendment has been duly executed and delivered on behalf of the Borrower, Holdings and Manufacturing. Upon its execution, this Amendment constitutes a legal, valid and binding obligation of each of the Borrower, Holdings and Manufacturing, enforceable against each of the Borrower, Holdings and Manufacturing in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, winding up, moratorium and other similar Laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at Law) and an implied covenant of good faith and fair dealing. Holdings’ and each Obligor’s execution, delivery and performance of this Amendment does not (x) conflict with, or constitute a violation or breach of, the terms of (a) any contract, mortgage, lease, agreement, indenture, or instrument to which Holdings, such Obligor or any of its Restricted Subsidiaries is a party or which is binding upon it, (b) any Requirement of Law applicable to Holdings, such Obligor or any of its Restricted Subsidiaries or (c) any Charter Documents of Holdings, such Obligor or any of its Restricted Subsidiaries, in each case, in any respect that would reasonably be expected to have a Material Adverse Effect or (y) result in the imposition of any Lien (other than Liens created by the Security Documents) upon the property of Holdings, such Obligor or any of its Restricted Subsidiaries by reason of any of the foregoing;

(b) no Default or Event of Default has occurred and is continuing or would occur, in each case, after giving effect to this Amendment;

(c) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment, other than (i) those that have been obtained or made and are in full force and effect and (ii) where failure to obtain, effect or make any such approval, consent, exemption, authorization, or other action, notice or filing would not reasonably be expected to have a Material Adverse Effect; and

(d) after giving effect to this Amendment, the representations and warranties of the Borrower and each of the other Obligors contained in the Credit Agreement and each other Loan Document are true and correct in all material respects (except to the extent such representation and warranty expressly relates to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects as of such earlier date), except that any representations and warranties subject to “materiality”, “Material Adverse Effect” or similar materiality qualifiers shall be true and correct in all respects (except to the extent such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all respects as of such earlier date).

SECTION 4. Expenses. The Borrower hereby reconfirms the obligations of the Borrower pursuant to Section 14.7 of the Credit Agreement to pay all reasonable and documented or invoiced out-of-pocket costs and expenses incurred by the Agent in connection with this Amendment.

SECTION 5. No Other Amendments or Waivers; Reaffirmation of the Loan Parties.

(a) Except as expressly provided herein (i) the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms, (ii) the consents and agreements of the Agent and the Lenders set forth herein shall be limited strictly as written and shall not constitute a consent or agreement to any transaction not specifically described in connection with any such consent and/or agreement, and (iii) this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

(b) This Amendment shall constitute a Loan Document.

(c) Each of the Borrower, Holdings and Manufacturing hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Obligor is a party is, and the obligations of such Obligor contained in the Credit Agreement (as amended by this Amendment) or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as modified by this Amendment. For greater certainty and without limiting the foregoing, each of the Borrower, Holdings and Manufacturing hereby confirms that the existing security interests granted by such Obligor in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the Obligations as and to the extent provided in the Loan Documents.

SECTION 6. No Reliance, Etc. For the avoidance of doubt, and without limitation of any other provisions of the Credit Agreement or the other Loan Documents, Barclays Bank PLC, in its capacity as Agent, shall be entitled to the benefits of Sections 13.3, 13.4 and 14.18 of the Credit Agreement as if such provisions were set forth in full herein mutatis mutandis.

SECTION 7. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except in accordance with Section 12.1 of the Credit Agreement.

SECTION 8. Integration; Effect of Modifications. This Amendment represents the entire agreement of the Borrower, the other Obligors, the Agent, the Collateral Agent and the Lenders party hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent, the Collateral Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as modified hereby.

SECTION 9. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVERS; PROCESS AGENTS. THIS AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SECTION 14.3 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT AS IF SUCH PROVISION WERE SET FORTH IN FULL HEREIN MUTATIS MUTANDIS AND SHALL APPLY HERETO.

SECTION 10. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AMENDMENT.

SECTION 11. Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment, the Credit Agreement, or any instrument or agreement required hereunder.

SECTION 12. Counterparts. This Amendment may be executed in any number of counterparts, and by each party hereto in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment may be executed by facsimile or other electronic communication and the effectiveness of this Amendment and signatures thereon shall have the same force and effect as manually signed originals and shall be binding on all parties thereto. The Agent may require that any such documents and signatures be confirmed by a manually-signed original thereof, provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or other electronic signature.

[Remainder of Page Intentionally Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

PROFRAC SERVICES, LLC

By:	/s/ Matt Wilks
Name: Matt Wilks
Title: CFO

PROFRAC HOLDINGS, LLC

By:	/s/ Matt Wilks
Name: Matt Wilks
Title: CFO

PROFRAC MANUFACTURING, LLC

By:	/s/ Matt Wilks
Name: Matt Wilks
Title: CFO

[Signature Page to First Amendment to Term Loan Credit Agreement]

BARCLAYS BANK PLC, as the Agent

By:	/s/ Kevin Crealese
Name: Kevin Crealese
Title: Managing Director

[Signature Page to First Amendment to Term Loan Credit Agreement]

BARCLAYS BANK PLC, as the Lender

By:	/s/ Kevin Crealese
Name: Kevin Crealese
Title: Managing Director

[Signature Page to First Amendment to Term Loan Credit Agreement]

Oaktree Specialty Lending Corporation, as a Lender
By. Oaktree Capital Management, L.P.
Its Investment Adviser

By:	/s/ Nick Basso
Name:Nick Basso
Title:Senior Vice President

/s/ Armen Panossian
Armen Panossian
Managing Director

[Signature Page to First Amendment to Term Loan Credit Agreement]

Oaktree Strategic Income Corporation, as a Lender
By Oaktree Capital Management, L.P.
Its Investment Adviser

By:	/s/ Nick Basso
Name: Nick Basso
Title: Senior Vice President

/s/ Armen Panossian
Armen Panossian
Managing Director

[Signature Page to First Amendment to Term Loan Credit Agreement]

Oaktree Strategic Income SPV, LLC, as a Lender
By: Oaktree Strategic Income SPV Parent, LLC
Its: Managing Member
By: Oaktree Strategic Income, LLC
Its: Managing Member
By: Oaktree Fund GP IIA, LLC
Plea Manager
By: Oaktree Fund GP II, L.P.
Its: Managing Member

By:	/s/ Nick Basso
Name: Nick Basso
Title: Senior Vice President

/s/ Armen Panossian
Armen Panossian
Managing Director

[Signature Page to First Amendment to Term Loan Credit Agreement]

OCSI SENIOR FUNDING II LLC, as a Lender
By: Oaktree Strategic Income Corporation
Its: Designated Manager
By: Oaktree Capital Management, L.P.
Its: Investment Advisor

By:	/s/ Nick Basso
Name: Nick Basso
Title: Senior Vice President

/s/ Armen Panossian
Armen Panossian
Managing Director

[Signature Page to First Amendment to Term Loan Credit Agreement]

OSI 2 Senior Lending SPV, LLC, as a Lender
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Nick Basso
Name: Nick Basso
Title: Senior Vice President

/s/ Armen Panossian
Armen Panossian
Managing Director

[Signature Page to First Amendment to Term Loan Credit Agreement]

TCW DL VII Financing LLC
By: TCW Asset Management Company LLC, its
Collateral Manager, as a Lender

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[Signature Page to First Amendment to Term Loan Credit Agreement]

TCW Skyline Lending, L.P.
By: TCW Asset Management Company LLC, its
Investment Advisor, as a Lender

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[Signature Page to First Amendment to Term Loan Credit Agreement]

West Virginia Direct Lending LLC
By: TCW Asset Management Company
LLC, Its Investment Advisor, as a Lender

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[Signature Page to First Amendment to Term Loan Credit Agreement]

TCW Brazos Fund LLC
By: TCW Asset Management Company
LLC, its Investment Advisor, as a Lender

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[Signature Page to First Amendment to Term Loan Credit Agreement]

Apollo Credit Strategies Master Fund Ltd., as a Lender
BY: Apollo Fund Management LLC,
As its investment Manager

By:	/s/ Lacary Sharpe
Name: Lacary Sharpe
Title: Vice President

[Signature Page to First Amendment to Term Loan Credit Agreement]

Ellington CLO I Ltd., as a Lender

By:	/s/ Mark Heron
Name: Mark Heron
Title: Portfolio Manager

[Signature Page to First Amendment to Term Loan Credit Agreement]

Ellington CLO IV Ltd, as a Lender

By:	/s/ Mark Heron
Name: Mark Heron
Title: Portfolio Manager

[Signature Page to First Amendment to Term Loan Credit Agreement]

White Oak Global Advisors, LLC
As Attorney In-Fact on behalf of all White Oak Lenders

By:	/s/ Barbara McKee
Name: Barbara J.S. McKee
Title: Managing Partner

[Signature Page to First Amendment to Term Loan Credit Agreement]

Redwood Opportunity Master Fund, LTD as a Lender
By: Redwood Capital Management, LLC,
its Investment Manager

By:	/s/ Ruben Kliksberg
Name: Ruben Kliksberg
Title: Authorized Signatory

[Signature Page to First Amendment to Term Loan Credit Agreement]

Pontus Holdings, Ltd
as a Lender

By:	/s/ Russell Bryant
	Name:	Russell Bryant
	Title:	Chief Financial Officer Quadrant Capital Advisors, Inc. Investment Advisor to Pontus Holdings, Ltd.

[Signature Page to First Amendment to Term Loan Credit Agreement]

Corbin Opportunity Fund, L.P.
By: Corbin Capital Partners
its investment manager as a Lender

By:	/s/ Daniel Friedman
Name: Daniel Friedman
Title: General Counsel

[Signature Page to First Amendment to Term Loan Credit Agreement]

CM Finance SPV LTD
as a Lender

By:	/s/ Rocco DelGuercio
Name: Rocco DelGuercio
Title: CFO

[Signature Page to First Amendment to Term Loan Credit Agreement]